UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2017

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

One Applied Plaza, Cleveland, Ohio 44115
(Address of Principal Executive Officers) (Zip Code)

Registrant's Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

An annual meeting of the shareholders of Applied Industrial Technologies, Inc. was held on October 24, 2017. At that meeting, there were 38,867,064 shares of common stock entitled to vote. The shareholders voted on the matters submitted to the meeting as follows (as rounded):

1.	Election of three persons to be directors of Class III for a term of three years:

Name	Shares Voted For Election	Shares As To Which Voting Authority Withheld	Broker Non-Votes
Robert J. Pagano, Jr.	33,264,249	157,547	2,458,909
Neil A. Schrimsher	33,195,715	226,081	2,458,909
Peter C. Wallace	33,219,959	201,837	2,458,909

The terms of the Class I directors, including Peter A. Dorsman, Vince K. Petrella and Dr. Jerry Sue Thornton, and Class II directors, including L. Thomas Hiltz, Edith Kelly-Green, Dan P. Komnenovich and Joe A. Raver, continued after the meeting.

2.	A nonbinding advisory vote to approve the compensation of Applied's named executive officers as described in Applied's proxy statement dated September 11, 2017:

Shares Voted For	Shares Voted Against	Shares Abstained From Voting	Broker Non-Votes
32,869,018	450,830	101,948	2,458,909

3.	A nonbinding advisory vote on the frequency of future votes on the compensation of Applied's named executive officers:

Shares Voted For Every Year	Shares Voted For Every Two Years	Shares Voted For Every Three Years	Shares Abstained From Voting	Broker Non-Votes
26,207,295	49,862	7,068,776	95,863	2,458,909

After reviewing its recommendation to the shareholders in favor of a frequency of every year, and the results of the vote at the annual meeting of shareholders, the Board of Directors decided on October 24, 2017, to hold a nonbinding advisory vote on the compensation of Applied’s named executive officers every year until the next frequency vote of Applied’s shareholders.

4.	Ratification of the Audit Committee's appointment of Deloitte & Touche LLP as Applied's independent auditors for the fiscal year ending June 30, 2018.

Shares Voted For Ratification	Shares Voted Against Ratification	Shares Abstained From Voting
35,434,620	428,354	17,731

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Fred D. Bauer
Fred D. Bauer, Vice President-General Counsel & Secretary
Date: October 27, 2017